                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 2)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        GENEMEDICINE, INC.
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                (Name of Registrant as Specified In Its Charter)

                           MEGABIOS CORP./GENEMEDICINE, INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         $7,731.18
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     (2) Form, Schedule or Registration Statement No.:
         Form S-4  (333-68013)
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     (3) Filing Party:
         MEGABIOS CORP.
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     (4) Date Filed:
         February 10, 1999
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   [LOGO]                                                                             [LOGO]

                               February 22, 1999

To the Stockholders of Megabios Corp. and GeneMedicine, Inc.:

    Enclosed is a supplement to the Joint Proxy Statement/Prospectus, dated February 11, 1999, delivered to each stockholder of record for the Special Meetings of Stockholders to be held on March 18, 1999. The supplement corrects an error in the number of GeneMedicine shares outstanding on the record date.

    If you have not already returned your proxy for the special meeting, please do so as soon as possible. If you have lost or misplaced the form of proxy previously mailed to you, please contact:

FOR MEGABIOS CORP.                         FOR GENEMEDICINE, INC.

Bennet L. Weintraub                        Richard A. Waldron
Megabios Corp.                             GeneMedicine, Inc.
863A Mitten Road                           8301 New Trails Drive
Burlingame, CA 94010                       The Woodlands, TX 77381
(650) 697-1900                             (281) 362-2644

Sincerely,                                 Sincerely,
/s/ Benjamin F. McGraw III                 /s/ Stanley T. Crooke, M.D., Ph.D.
Benjamin F. McGraw III, Pharm. D.          Stanley T. Crooke, M.D., Ph.D.
Chairman of the Board and                  Chairman of the Board
Chief Executive Officer                    GeneMedicine, Inc.
Megabios Corp.

                       MEGABIOS CORP./GENEMEDICINE, INC.
                 SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS
                            DATED FEBRUARY 11, 1999

    The Joint Proxy Statement/Prospectus, dated February 11, 1999, delivered to each stockholder of record of Megabios Corp. and GeneMedicine, Inc. is hereby supplemented in the following respects:

        1. the shares of GeneMedicine common stock outstanding on the record date disclosed on pages 3 and 22 is amended to read "15,755,303;" and

        2. the percentage of shares of GeneMedicine common stock owned by officers and directors as of the record date disclosed on page 3 is amended to read "3.3%."

    February 22, 1999